UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Odyssey Semiconductor Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-234741	84-1766761
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9 Brown Road
Ithaca, NY 14850
(Address of Principal Executive Offices)

Registrant’s telephone number including area code: (607) 351-9768

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 13, 2024, the Company published a press release to announce the execution of an asset purchase agreement.

A copy of the press release is furnished hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibits) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-looking Statements

This report contains disclosures, which may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should” or the negative versions of those words or other comparable words. Forward-looking statements do not relate solely to historical or current facts, rather they are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. These statements are not guarantees of future performance. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company’s future financial condition and results.

Various forward-looking statements in this report relate to the proposed Asset Sales. Important transaction-related and other risk factors that may cause these forward-looking statements to differ include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; (ii) the completion of the Asset Sales on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Asset Sales; (iii) significant transaction costs associated with the Asset Sales; (iv) potential litigation relating to the Asset Sales, including the effects of any outcomes related thereto; and (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Asset Sales.

Additional risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2022 filed with the SEC and subsequent filings with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent circumstances or events.

Important Additional Information and Where to Find It

This report is being issued in connection with the proposed Asset Sales of the Company., The Company does not intend to file the Proxy Statement with the SEC , as its securities are not registered under Section 12 of the Securities Exchange Act of 1934. The Proxy Statement (if and when available) will be mailed to the Company’s stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the Proxy Statement or any document that the Company may file with the SEC.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ASSET SALES THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE SELLER PARTIES AND THE ASSET SALES DESCRIBED HEREIN.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Asset Sales. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Asset Sales, by security holdings or otherwise, will be set forth in the Proxy Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Odyssey Semiconductor Technologies, Inc., dated March 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Semiconductor Technologies, Inc.

March 13, 2024	By:	/s/ Rick Brown
	Name:	Rick Brown
	Title:	Chief Executive Officer